UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Report to Shareholders

Retirement 2015 Fund	May 31, 2015

The views and opinions in this report were current as of May 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks produced solid gains in the 12 months ended May 31, 2015, as optimism about a gradually improving U.S. economy and monetary stimulus overseas overrode concerns about impending interest rate hikes, the strengthening U.S. dollar, and disappointing economic growth in the first quarter of 2015. Stocks in overseas developed markets posted healthy returns in local currency terms, but a stronger U.S. dollar erased much of the gains for U.S. investors. Emerging markets stocks managed a slim gain overall but lagged U.S. shares as geopolitical tensions, lower commodity prices, and currency weakness weighed on many markets. Domestic investment-grade bonds produced modest gains over the last year. Longer-term Treasury yields declined for much of the reporting period but trended higher later in the period. In addition, interest rate volatility has increased. High yield bonds lagged higher-quality issues as the steep drop in oil prices weighed on the profits of energy companies that make up a large segment of the below investment-grade market. Non-U.S. dollar bonds in developed markets declined in dollar terms, hurt by the greenback’s appreciation versus most currencies. However, U.S. dollar-denominated emerging markets debt was modestly positive.

MARKET ENVIRONMENT

U.S. stocks generated solid gains for the 12-month reporting period. According to recent government estimates, the U.S. economy contracted at an annualized real rate of 0.7% in the first quarter of 2015. The first-quarter contraction was attributable to transitory factors, such as harsh winter weather, a stronger dollar, a West Coast ports strike, and plunging oil prices in the second half of 2014. Over the last 12 months, however, U.S. economic growth has been relatively strong compared with growth in developed Asian and European countries. We believe the economy is bouncing back in the current quarter as evidenced by increased consumer spending, a pickup in exports, greater business fixed investment outside of the oil drilling industry, and solid jobs and income growth.

Your Retirement Funds at Work

The T. Rowe Price Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, with an investment mix that shifts automatically over time to maintain this balance up to and through retirement. Our Retirement Funds seek the highest total return over time consistent with an emphasis on both capital appreciation and income generation by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds.

Weighted %
100
80
60
40
20
0
Bonds
Stocks
40+
35
30
25
20
15
10
5
Retirement
(Assumes Age 65)
5
10
15
20
25
30
35
40+
Years to Retirement
Years Past Retirement

The Retirement Glide Path

Our suite of Retirement Funds (except for the Retirement Balanced Fund, formerly known as the Retirement Income Fund) features an asset allocation glide path that automatically adjusts each fund's investment mix over time, reducing exposure to stocks and increasing exposure to bonds as the target date approaches and then continuing to adjust the investment mix 30 years into retirement. This glide-path approach seeks asset growth and accumulation prior to retirement, while maintaining an asset base to help support income during a potentially lengthy retirement. To address risks posed by inflation and longer life spans, the strategy utilizes a modestly higher equity allocation than the industry average, typically around 55% at the expected retirement date. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks remains fixed at 20%, with the remainder in bonds. This approach may be appropriate for investors who are willing to accept the risk of increased market volatility in exchange for the heightened growth potential that stocks provide. For those who prefer a static asset allocation strategy, the Retirement Balanced Fund maintains a consistent neutral mix of 60% bonds and 40% stocks.

Asset Allocations

The strategic allocations reflected in the Retirement Funds' glide path are referred to as "neutral" allocations and can be found in the glossary following this letter. Periodically, T. Rowe Price's Asset Allocation Committee, which includes some of the firm's most senior investment professionals, makes modest tactical changes to the neutral allocations based on its assessment of global economic and market conditions, resulting in "target" allocations. The actual allocations may differ from the target allocations due to market conditions, the trading environment, and other factors. Target and actual allocations for each fund appear on pp. 25-37 of this report.

There were periods of heightened market volatility amid intermittent concerns about sluggish global growth, geopolitical tensions in Ukraine and the Middle East, and fears that the Federal Reserve would raise short-term U.S. interest rates sooner than the expected mid-2015 time frame. The U.S. dollar strengthened markedly against most other currencies, which weighed on the earnings of U.S. companies that generate a significant portion of their revenues from international operations. Much of the dollar strength stemmed from diverging monetary policies and growth trajectories between the U.S. and overseas economies. Although the Federal Reserve (Fed) is poised to begin raising interest rates later in 2015, many other global central banks, including the European Central Bank (ECB) and the Bank of Japan (BoJ), are in the midst of aggressive stimulus policies. In addition, a global supply/demand imbalance contributed to a sharp drop in prices for oil and other commodities, which weighed heavily on energy companies. As the period ended, investors were relieved when minutes from the Fed’s April policy meeting showed that a midyear rate “liftoff” is unlikely. Fed Chair Janet Yellen stated, however, that the central bank is still on track to begin raising rates in 2015.

Stocks in developed non-U.S. markets generally were roughly flat in U.S. dollar terms over the last 12 months and lagged U.S. shares, but underlying returns were mixed. Developed Asian markets were led by Hong Kong and Japan, both of which returned 16% in U.S. dollar terms. Hong Kong shares benefited from strength in the Chinese market and stimulus measures from China’s government and central bank. Japan recovered from a brief, tax-induced recession, thanks in part to the BoJ’s expanded quantitative easing (QE) measures, lower energy prices, and growth in corporate profits earned overseas due to a weaker yen. European markets recorded solid gains in local currency terms, but a nearly 20% decline in the euro versus the U.S. dollar over the past 12 months resulted in losses in many eurozone markets in dollar terms. Markets were buoyed after the ECB initiated an aggressive QE program in March 2015, with plans to buy €60 billion of sovereign debt per month through at least September 2016.

Emerging markets equities recorded a slight overall gain in U.S. dollar terms over the last year. As with international developed markets stocks, however, the underlying returns were mixed. In Asia, Chinese stocks surged higher, while the Philippines, Taiwan, and India also recorded gains. In Latin America, Brazilian equities plunged 28% in dollar terms amid investors’ disappointment at the reelection of President Dilma Rousseff, economic and currency weakness, and a corruption scandal at Petrobras, a large state-owned energy company. Among emerging European markets, Russia and Turkey posted steep losses. Several emerging and frontier markets in the Middle East fell sharply due to lower oil prices.

U.S. bonds produced positive returns over the last year. Longer-term Treasuries posted good results as yields declined despite the Federal Reserve curtailing its asset purchases and concluding them in October 2014. Agency mortgage-backed and municipal securities also recorded solid gains. High yield bonds trailed investment-grade issues and experienced selling pressure in late 2014 as falling oil prices reduced profits of companies in the energy sector, the largest segment of the high yield market. The asset class has performed well in 2015, however, supported by a bounce in oil prices, moderate levels of new issuance, and demand for fixed income investments with less interest rate sensitivity than investment-grade securities. Local currency bonds in developed non-U.S. markets declined in dollar terms, hurt by the U.S. dollar’s strong appreciation versus most currencies, despite the overall decline of yields in many major government bond markets. Emerging markets U.S. dollar-denominated debt returns were modestly positive.

PORTFOLIO REVIEW AND POSITIONING

The Retirement Funds generated solid gains in the 12 months ended May 31, 2015. Each fund outpaced its respective Lipper peer group average, but performance was mixed versus the funds’ combined index portfolios.

Security selection in the funds’ underlying portfolios generally benefited results versus their combined index portfolios for the fiscal year. Our domestic large-cap growth portfolio significantly outpaced its style-specific benchmark and helped results for the funds in which it serves as an underlying investment. Our U.S. large-cap value portfolio also helped to a lesser extent. Stock selection in overseas developed markets helped results in all of the Retirement Funds. However, our mid-cap value and small-cap value shares weighed modestly on relative performance, as did our investment-grade and emerging markets bond portfolios.

Tactical decisions to overweight or underweight asset classes had limited net impact on results. We moved to a neutral weighting between stocks and bonds early in the funds’ fiscal year and maintained this position throughout the period. Equity markets have trended higher even as earnings growth has moderated, resulting in valuations that are above historical averages. The near-term risk/return profile for equities is becoming less favorable, with limited expected upside support from earnings growth and with margins at peak levels. However, underlying fundamentals remain solid, and improving economic growth should support equities. We expect modest returns from bonds as the current low-yield environment offers a weak foundation, and rising interest rates should be a headwind once rates begin to rise. However, we believe that a rise in U.S. interest rates may be limited by increased demand as U.S. yields remain among the highest across developed markets. Central bank monetary policy is likely to remain accommodative for some time to come as global central banks seek to support growth, which should moderate downside risks to bonds.

Diversifying allocations to sectors and asset classes not included in the funds’ combined index portfolio benchmarks weighed on results. Exposure to real assets stocks hurt results in a particularly challenging environment for oil and other commodities. Our allocation to non-U.S. developed markets debt also weighed on relative performance as a stronger U.S. dollar weighed on the asset class.

Stock Performance
The funds’ broad equity portfolio generated good absolute gains for the 12-month reporting period. Our domestic equities posted double-digit gains in a period when the U.S. market significantly outpaced overseas developed and emerging markets in U.S. dollar terms. Mid-cap shares outperformed large-caps and small-caps. Growth stocks led value shares among U.S. equities across all market capitalization ranges. The funds’ allocations to non-U.S. stocks recorded modest gains. Local currency gains were significant in many instances, but these were largely erased for U.S. investors as the greenback strengthened considerably. Our emerging markets stock portfolio rose moderately in U.S. dollars and outpaced our international developed markets stock portfolios. Our real assets stocks declined sharply for the period as commodity and energy prices fell, but the damage was offset somewhat by positive contributions from our U.S. and overseas real estate holdings.

Stock Positioning
We increased our overweight to non-U.S. equities versus U.S. stocks as valuations for overseas stocks look modestly more attractive than domestic shares. Non-U.S. economies and companies should benefit from aggressive central bank stimulus programs and weaker currencies versus the U.S. dollar. Earnings and profit margins in Europe remain well below pre-financial crisis levels compared with the U.S., where earnings and margins are at or near peak levels. We favor emerging markets equities over developed markets stocks. Emerging markets valuations are attractive overall, but conditions vary by country as low commodity prices hurt commodity exporters and helped resource-hungry importers. Slower global economic growth and prospects for higher U.S. interest rates remain near-term risks.

In the U.S., we favor growth stocks over value stocks; however, we have moderated the overweight allocation to growth shares over the last 12 months. A slow-growth economy often benefits growth stocks more than value stocks as growth companies tend to rely less on a strong economy to increase corporate earnings. However, steady improvement in the U.S. recovery has tempered our view somewhat. We are overweight U.S. large-cap stocks versus small-caps as small-cap stocks remain richly priced compared with their large-cap peers. Outside the U.S., we remain overweight to value stocks as valuations are attractive in value-oriented sectors, such as European financials that should benefit from improving economic and credit growth. Further, we see greater potential for a broad improvement in earnings and margins, which remain well below their 2007 peaks in Europe. Both Japan and Europe are in earlier stages of recovery versus the U.S., and more cyclical, value-oriented sectors may benefit as these economies are supported by aggressive monetary easing and more competitive currencies.

We are overweight global equities relative to real assets stocks. Improved drilling technologies and increased production capacity have raised energy supplies, while slower global economic growth has dampened aggregate demand expectations and weighed on global oil prices. Rising real interest rates could present a headwind for real assets, as real assets-related equities typically underperform broader equities when nominal rates rise and inflation remains low or declines. Fundamentals for real estate are favorable, and they may benefit from improving economic environments supported by lower energy prices. However, valuations for real estate appear rich, and the sector remains sensitive to rising rates.

Bond Performance
Our fixed income portfolio generated a slim overall gain in absolute terms for the 12-month reporting period, led by modest advances in investment-grade bonds and high yield debt. Other fixed income sectors weighed on the funds’ absolute returns. Allocations to emerging markets debt and inflation focused bonds produced moderate losses, while non-U.S. developed markets debt declined sharply as the U.S. dollar strengthened against most currencies.

Bond Positioning
We modestly increased our overweight to high yield bonds relative to investment-grade debt during the reporting period, as the high yield market features better yields, a lower duration profile, and less sensitivity to rising interest rates. Many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. However, we are mindful that low commodity prices are challenging energy and commodity-related high yield issuers, which represent a significant portion of the market. While overall default rates may trend higher, they remain low compared with historical averages. Continued strength in merger and acquisition (M&A) activity may provide support to the asset class.

We recently trimmed our exposure to emerging markets debt and are in a neutral position versus U.S. investment-grade bonds. Muted global economic growth, a strong U.S. dollar, and the start of Fed interest rate policy normalization remain near-term risks to emerging markets debt. While bond valuations have improved somewhat, some emerging markets currencies remain notably undervalued. Considerable disparity exists in the strength of various developing economies, with the potential for declining commodity prices to further the divide. Lower commodity prices are a positive for many commodity importers in reducing inflation and providing policy flexibility, while commodity-exporting countries’ fiscal positions are vulnerable.

We continued to favor U.S. investment-grade debt over non-U.S. dollar-denominated debt. Aggressive monetary stimulus by the ECB and the BoJ to stimulate growth and inflation should provide support for the U.S. dollar versus the euro and the yen. We reduced the size of our underweight to nondollar bonds, however, as we believe the current pace of U.S. dollar strength is limited. Despite recent dollar weakness after a significant rise since third quarter 2014, the U.S. dollar remains supported by the prospects for stronger growth and higher interest rates relative to other developed countries.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its combined index portfolio, which is composed of several indexes representing the underlying asset classes in which the funds invest. The tables also show the average returns for each fund’s respective Lipper target date category, providing a tool to measure the performance of our funds against those with similar objectives. We also compare the funds’ performance against the S&P Target Date Indexes in the Growth of $10,000 graphs following this letter.

Please note that returns for each fund’s Advisor and R Class shares may differ slightly due to their different fee structures.

OUTLOOK

We expect global economic growth to trend modestly higher in 2015, with stronger growth in developed markets, particularly in Europe, offsetting more sluggish growth in emerging markets. Given the slow start to the year for the U.S. economy, full-year growth expectations for 2015 have been revised lower to near 2.5%. Inflation remains below the Fed’s 2% target, although there is some evidence that wages are beginning to rise from trough levels as the labor market has improved. Fed policy remains broadly accommodative, with balance sheet assets of more than $4 trillion and interest rate increases not expected until later this year. On the corporate front, healthy balance sheets and cash flows grant companies a measure of flexibility to increase capital spending, engage in M&As, and return capital to shareholders through dividend increases and share buybacks.

Europe’s economy appears to have firmed, and growth should trend higher in 2015, supported by diminished fiscal headwinds, an improved credit environment, and a weaker euro, which is expected to boost exports. Monetary policy remains highly accommodative as the ECB’s QE program continues. Risks to the improved growth scenario include uncertainty about Greece’s debt and the country’s ability to remain in the eurozone, longstanding structural issues, still-elevated unemployment, and political instability in some countries.

Japan’s economy emerged from a tax-induced recession in the fourth quarter of 2014 and has enjoyed two consecutive quarters of expansion. While growth has improved, consumer spending and wage growth remain tepid, and long-awaited structural reforms have been slow to materialize. The BoJ is continuing its QE program, but the recent stabilization of the yen and lower oil prices are undermining its ability to boost inflation toward its 2% target.

Conditions in emerging markets continue to diverge. Slowing global growth has hurt global trade, weighed on commodity prices, and punished commodity-producing economies. Weak economic data persist in China, raising concerns that the already-lowered official growth target of “around 7%” in 2015 may prove difficult to achieve. Despite signs of weaker economic growth, the domestic Chinese equity market is advancing. The People’s Bank of China is taking steps to stimulate growth and lending activity through debt-for-bond swaps, which allow commercial banks to use local government bailout bonds as collateral for low-cost loans from the central bank.

Markets are likely to be somewhat choppy in the coming months against a backdrop of divergent monetary policies and modest global economic growth. Currency volatility and persistent geopolitical concerns, particularly in the Middle East and Eastern Europe, pose additional risks. However, we believe that a highly diversified portfolio and a careful focus on fundamental research can improve our ability to identify compelling investment opportunities on behalf of our shareholders.

RECENT AND UPCOMING CHANGES

Before closing this letter, we would like to inform our shareholders about some important changes to the Retirement Funds.

Recent Changes
First, we remind shareholders of two changes discussed in our semi-annual letter six months ago:

●	Retirement 2060 Fund: T. Rowe Price launched the Retirement 2060 Fund on June 23, 2014. The fund is the newest investment option in our suite of Retirement Funds and is intended for investors born in or around 1993. (For more information on the funds’ investment approach, see “Your Retirement Funds at Work” on p. 2).

●	Retirement Balanced Fund: We changed the name of the T. Rowe Price Retirement Income Fund to the T. Rowe Price Retirement Balanced Fund, effective December 29, 2014. It is important to note that this change only affected the name of the fund. There has been no change to how the fund is managed.

Upcoming Changes
●	Management Team: We are making some exciting additions to our portfolio management team effective August 1, 2015. Wyatt Lee will join Jerome Clark as co-portfolio manager for the Retirement Funds. Wyatt currently serves as an associate portfolio manager for the Retirement Funds and has been a member of the funds’ investment advisory committee since 2007. In addition, Kim DeDominicis will become an associate portfolio manager for the Retirement Funds. Kim currently serves on the portfolio management teams for several asset allocation portfolios and has been a member of the Retirement Funds’ investment advisory committee since 2011. Wyatt and Kim have been important contributors to the Retirement Funds for several years, and we are confident that they will continue to do so as they expand their management responsibilities.

●	Underlying Investments: A commitment to safeguarding the financial interests of our clients is a top priority at T. Rowe Price. As part of this commitment, we regularly evaluate assets under management and cash flows in all of our investment strategies to ensure capacity considerations do not have a negative impact on performance. After a careful assessment of expected investor demand and projected capacity in the Retirement Funds’ underlying investment strategies, we have determined that our U.S. small- and mid-cap actively managed portfolios could be capacity constrained in the future. While only a small portion of our broadly diversified portfolios are invested in the small- and mid-cap space, the capacity constraints in these two investment sectors suggest that planning now to supplement active with passive vehicles is a prudent measure to protect our clients. As a result, we believe that there could be a point in the future at which we may gradually start to invest in passive investment vehicles for a portion of our U.S. small- and mid-cap allocations.

The changes outlined above are products of our ongoing assessment of the Retirement Funds’ long-term ability to meet the needs of our clients. We believe they are in the best interests of our clients and are confident that they will benefit Retirement Fund shareholders for years to come.

Respectfully submitted,

Jerome A. Clark
Portfolio manager and chairman of the funds’ Investment Advisory Committee

June 22, 2015

T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2005 Fund—Advisor Class
T. Rowe Price Retirement 2005 Fund—R Class
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund—Advisor Class
T. Rowe Price Retirement 2010 Fund—R Class
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2015 Fund—Advisor Class
T. Rowe Price Retirement 2015 Fund—R Class
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund—Advisor Class
T. Rowe Price Retirement 2020 Fund—R Class
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2025 Fund—Advisor Class
T. Rowe Price Retirement 2025 Fund—R Class
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund—Advisor Class
T. Rowe Price Retirement 2030 Fund—R Class
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2035 Fund—Advisor Class
T. Rowe Price Retirement 2035 Fund—R Class
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund—Advisor Class
T. Rowe Price Retirement 2040 Fund—R Class
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2045 Fund—Advisor Class
T. Rowe Price Retirement 2045 Fund—R Class
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2050 Fund—Advisor Class
T. Rowe Price Retirement 2050 Fund—R Class
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2055 Fund—Advisor Class
T. Rowe Price Retirement 2055 Fund—R Class
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement 2060 Fund—Advisor Class
T. Rowe Price Retirement 2060 Fund—R Class

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays 1–3 Year U.S. Government/Credit Bond Index: An unmanaged index that tracks short-term debt instruments.

Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Combined index portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Retirement Funds. As of May 31, 2015, the combined index portfolios were composed of the following indexes:

●	Retirement Balanced Fund: 28.00% Russell 3000 Index, 30.00% Barclays U.S. Aggregate Bond Index, 30.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.00% MSCI All Country World Index ex USA.

●	Retirement 2005 Fund: 28.00% Russell 3000 Index, 43.00% Barclays U.S. Aggregate Bond Index, 17.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.00% MSCI All Country World Index ex USA.

●	Retirement 2010 Fund: 32.55% Russell 3000 Index, 38.50% Barclays U.S. Aggregate Bond Index, 15.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 13.95% MSCI All Country World Index ex USA.

●	Retirement 2015 Fund: 38.85% Russell 3000 Index, 35.00% Barclays U.S. Aggregate Bond Index, 9.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 16.65% MSCI All Country World Index ex USA.

●	Retirement 2020 Fund: 45.15% Russell 3000 Index, 30.00% Barclays U.S. Aggregate Bond Index, 5.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 19.35% MSCI All Country World Index ex USA.

●	Retirement 2025 Fund: 50.75% Russell 3000 Index, 25.00% Barclays U.S. Aggregate Bond Index, 2.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 21.75% MSCI All Country World Index ex USA.

●	Retirement 2030 Fund: 55.65% Russell 3000 Index, 20.00% Barclays U.S. Aggregate Bond Index, 0.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 23.85% MSCI All Country World Index ex USA.

●	Retirement 2035 Fund: 59.51% Russell 3000 Index, 15.00% Barclays U.S. Aggregate Bond Index, and 25.49% MSCI All Country World Index ex USA.
●	Retirement 2040, 2045, 2050, 2055, and 2060 Funds: 63.00% Russell 3000 Index, 10.00% Barclays U.S. Aggregate Bond Index, and 27.00% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Neutral allocations: The asset allocations reflected in the Retirement Funds’ glide path are referred to as “neutral” allocations. As of May 31, 2015, the funds’ neutral allocations were as follows:

●	Retirement Balanced Fund: 40% stocks and 60% bonds.
●	Retirement 2005 Fund: 40.0% stocks and 60.0% bonds versus 41.0% and 59.0%, respectively, on November 30, 2014.
●	Retirement 2010 Fund: 46.5% stocks and 53.5% bonds versus 47.0% and 53.0%, respectively, on November 30, 2014.
●	Retirement 2015 Fund: 55.5% stocks and 44.5% bonds versus 56.5% and 43.5%, respectively, November 30, 2014.
●	Retirement 2020 Fund: 64.5% stocks and 35.5% bonds versus 65.5% and 34.5%, respectively, November 30, 2014.
●	Retirement 2025 Fund: 72.5% stocks and 27.5% bonds versus 73.5% and 26.5%, respectively, on November 30, 2014.
●	Retirement 2030 Fund: 79.5% stocks and 20.5% bonds versus 80.0% and 20.0%, respectively, on November 30, 2014.
●	Retirement 2035 Fund: 85.0% stocks and 15.0% bonds versus 85.5% and 14.5%, respectively, on November 30, 2014.
●	Retirement 2040, 2045, 2050, 2055, and 2060 Funds: 90.0% stocks and 10.0% bonds, unchanged from November 30, 2014. These funds follow similar investment paths for several years before their asset allocations begin to diverge.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Expense Ratio

Retirement Balanced Fund	0.57%
Retirement Balanced Fund–Advisor Class	0.82
Retirement Balanced Fund–R Class	1.07
Retirement 2005 Fund	0.59
Retirement 2005 Fund–Advisor Class	0.84
Retirement 2005 Fund–R Class	1.09
Retirement 2010 Fund	0.59
Retirement 2010 Fund–Advisor Class	0.84
Retirement 2010 Fund–R Class	1.09
Retirement 2015 Fund	0.63
Retirement 2015 Fund–Advisor Class	0.88
Retirement 2015 Fund–R Class	1.13
Retirement 2020 Fund	0.67
Retirement 2020 Fund–Advisor Class	0.92
Retirement 2020 Fund–R Class	1.17
Retirement 2025 Fund	0.70
Retirement 2025 Fund–Advisor Class	0.95
Retirement 2025 Fund–R Class	1.20
Retirement 2030 Fund	0.73
Retirement 2030 Fund–Advisor Class	0.98
Retirement 2030 Fund–R Class	1.23
Retirement 2035 Fund	0.75
Retirement 2035 Fund–Advisor Class	1.00
Retirement 2035 Fund–R Class	1.25
Retirement 2040 Fund	0.76
Retirement 2040 Fund–Advisor Class	1.01
Retirement 2040 Fund–R Class	1.26

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	$ Value
EQUITY MUTUAL FUNDS 55.6%			
T. Rowe Price Equity Index 500 Fund	22.0%	40,027,569	2,278,769
T. Rowe Price International Growth & Income Fund	5.3	36,401,765	549,303
T. Rowe Price Overseas Stock Fund	4.8	48,640,734	502,459
T. Rowe Price International Stock Fund	4.4	26,534,539	456,659
T. Rowe Price Growth Stock Fund (2)	4.2	7,691,145	432,781
T. Rowe Price Value Fund	3.6	10,445,724	374,479
T. Rowe Price Emerging Markets Stock Fund	2.9	8,676,224	297,161
T. Rowe Price Real Assets Fund	2.2	20,511,115	224,391
T. Rowe Price Mid-Cap Value Fund	2.0	6,838,760	206,941
T. Rowe Price Mid-Cap Growth Fund (2)	1.8	2,287,994	186,906
T. Rowe Price Small-Cap Stock Fund	0.9	2,045,247	92,609
T. Rowe Price Small-Cap Value Fund	0.8	1,893,092	88,256
T. Rowe Price New Horizons Fund (2)	0.7	1,583,401	74,531
Total Equity Mutual Funds (Cost $4,031,731)			5,765,245
BOND MUTUAL FUNDS 44.4%			
T. Rowe Price New Income Fund	23.9	258,208,897	2,476,224
T. Rowe Price Inflation Focused Bond Fund	10.0	205,824,730	1,031,182
T. Rowe Price High Yield Fund	4.1	61,525,423	426,371
T. Rowe Price Emerging Markets Bond Fund	3.5	29,691,073	361,637
T. Rowe Price International Bond Fund	2.9	35,378,852	301,428
Total Bond Mutual Funds (Cost $4,609,770)			4,596,842
SHORT-TERM INVESTMENTS 0.0%			
T. Rowe Price Summit Cash Reserves Fund, 0.01% (3)	0.0	814,163	814
Total Short-Term Investments (Cost $814)			814
Total Investments in Securities 100.0% of Net Assets (Cost $ 8,642,315)			**$ 10,362,901**

(1) Affiliated Companies
(2) Non-income producing
(3) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/15	Value 5/31/14
T. Rowe Price Emerging Markets Bond Fund	$ 127,450	$ 62,737	$ 21,007	$ 361,637	$ 320,455
T. Rowe Price Emerging Markets Stock Fund	21,478	13,799	1,640	297,161	287,910
T. Rowe Price Equity Index 500 Fund	244,978	222,352	41,186	2,278,769	2,119,103
T. Rowe Price Growth Stock Fund	59,499	140,272	—	432,781	568,902
T. Rowe Price High Yield Fund	104,707	42,199	22,184	426,371	384,719
T. Rowe Price Inflation Focused Bond Fund	256,193	70,441	—	1,031,182	864,774
T. Rowe Price International Bond Fund	108,342	38,786	(516)*	301,428	264,844
T. Rowe Price International Growth & Income Fund	113,634	35,079	15,528	549,303	508,472
T. Rowe Price International Stock Fund	65,091	47,150	4,973	456,659	440,929
T. Rowe Price Mid-Cap Growth Fund	24,237	36,732	—	186,906	189,272
T. Rowe Price Mid-Cap Value Fund	37,432	27,604	2,011	206,941	210,250
T. Rowe Price New Horizons Fund	11,886	10,424	—	74,531	70,111
T. Rowe Price New Income Fund	514,433	239,735	58,386	2,476,224	2,197,260
T. Rowe Price Overseas Stock Fund	72,240	29,954	12,814	502,459	467,861
T. Rowe Price Real Assets Fund	27,285	14,930	3,371	224,391	228,982
T. Rowe Price Small-Cap Stock Fund	11,558	8,881	102	92,609	88,702

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/15	5/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 183,513	$ 152,575
Net realized gain	405,565	295,842
Change in net unrealized gain / loss	(110,072)	597,233
Increase in net assets from operations	479,006	1,045,650
Distributions to shareholders		
Net investment income		
Investor Class	(158,146)	(128,960)
Advisor Class	(12,294)	(10,645)
R Class	(7,338)	(5,407)
Net realized gain		
Investor Class	(205,005)	(145,036)
Advisor Class	(18,708)	(13,686)
R Class	(12,842)	(8,111)
Decrease in net assets from distributions	(414,333)	(311,845)
Capital share transactions*		
Shares sold		
Investor Class	2,278,294	2,196,893
Advisor Class	328,744	337,310
R Class	204,147	199,831
Distributions reinvested		
Investor Class	359,846	271,338
Advisor Class	30,873	24,316
R Class	20,166	13,518
Shares redeemed		
Investor Class	(2,182,565)	(1,864,831)
Advisor Class	(349,045)	(220,610)
R Class	(172,204)	(124,805)
Increase in net assets from capital share transactions	518,256	832,960
Net Assets		
Increase during period	582,929	1,566,765
Beginning of period	9,779,618	8,212,853
End of period	$ 10,362,547	$ 9,779,618

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement 2015 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. It commenced operations on February 27, 2004. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Retirement 2015 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2015 Fund–Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2015 Fund–R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2015, the fund realized $96,540,000 of net gain on $309,661,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2015, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2015, aggregated $1,921,479,000 and $1,450,520,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended May 31, 2015, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the years ended May 31, 2015 and May 31, 2014, were characterized for tax purposes as follows:

At May 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2015, the fund held less than 25% of the outstanding shares of any underlying Price fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement 2015 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Retirement 2015 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at May 31, 2015 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2015

Tax Information (Unaudited) for the Tax Year Ended 5/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$20,276,000 from short-term capital gains

●	$216,279,000 from long-term capital gains, subject to the a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $94,544,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%

For corporate shareholders, $56,718,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $38,168,000 and foreign taxes paid of $2,096,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as a Special Servicing Agreement among the fund, the Advisor, and each of the underlying funds in which it invests (Special Servicing Agreement). The Special Servicing Agreement allows the T. Rowe Price Retirement Funds (Retirement Funds) to pass through their operating expenses to the underlying funds in which they invest if the benefit to the underlying funds equals or exceeds the costs of absorbing these expenses and provides that the Advisor will be responsible for bearing any expenses that would result from an underlying fund’s share of the aggregate expenses of the Retirement Funds exceeding the estimated savings to the underlying fund from the operation of the Retirement Funds. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Special Servicing Agreement, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to the Special Servicing Agreement. In connection with its review of the Special Servicing Agreement, the Board reviewed various cost/benefit analyses to demonstrate the benefits to the underlying funds versus the costs they incur, which illustrate the primary benefit provided by the Retirement Funds to the underlying funds is the reduction in expenses associated with the consolidation of shareholder accounts that would otherwise be invested directly in the underlying funds.

The Advisor receives management fees from other T. Rowe Price funds in which the fund invests, but it does not receive any management fees directly from the fund. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Advisory Contract and Special Servicing Agreement
As noted, the Board approved the continuation of the Advisory Contract as well as the Special Servicing Agreement. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and that there is a reasonable basis to conclude that the benefits to the underlying funds exceed the costs they incur and that it was in the best interests of the fund and its underlying funds to approve continuation of the Special Servicing Agreement. The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2002	present); Director and Advisory Board Member, Deutsche Bank
[165]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[165]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital
(1943)	Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon
[165]	Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2002	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Company’s Representative, Director and Vice
Vice President	President, Price Hong Kong; Director and Vice
President, Price Singapore and T. Rowe Price
International; Vice President, T. Rowe Price
Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,677,000 and $1,759,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2015